Exhibit 4.9

FIRST-LIEN COPYRIGHT SECURITY AGREEMENT

FIRST-LIEN COPYRIGHT SECURITY AGREEMENT, dated as of July 9, 2009 (this “Agreement”), among the entities listed on Attachment A hereto (each, a “Grantor” and collectively, the “Grantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent (in such capacity and together with any successors, the “Collateral Agent”), for the benefit of the Additional First-Lien Secured Parties.

Reference is made to the Collateral Agreement dated as of July 9,2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among the Company, the Subsidiary Guarantors of the Company and the Collateral Agent. The Company and the Subsidiary Guarantors of the Company have jointly and severally guaranteed on a senior secured basis to the Additional First-Lien Secured Parties the payment when due of all Additional First-Lien Obligations subject to the terms and conditions set forth in the relevant Additional First-Lien Agreement or the Indenture, as the case may be. Consistent with the requirements of the Indenture and pursuant to and in accordance with Section 3.0l(c) and Section 3.02(b) of the Collateral Agreement, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01 of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Additional First-Lien Obligations, each Grantor, pursuant to the Collateral Agreement, did and hereby does grant to the Collateral Agent, its successors and assigns, for the benefit of the Additional First-Lien Secured Parties, a security interest in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire. any right, title or interest (collectively, the “Copyright Collateral”):

(a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise,

(b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental’ registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule I (the “Copyrights”);

(c) the right to sue third parties for past, present and future infringements of any copyright, and

(d) all proceeds of and rights associated with the foregoing.

SECTION 3. Collateral Agreement. The security interests granted to the Collateral Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Collateral Agent pursuant to the Collateral Agreement and are subject to the terms of the Intercreditor Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the Copyright Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of-which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

UNIVISION COMMUNICATIONS INC.

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Senior Vice President & Chief Accounting Officer & Corporate Controller

[Signature Page to Copyright Security Agreement]

THE UNIVISION NETWORK LIMITED PARTNERSHIP

By:	Univision Communications Inc., its general partner

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Senior Vice President & Chief Accounting Officer & Corporate Controller

[Signature Page to Copyright Security Agreement]

UNIVISION NETWORK PUERTO RICO PRODUCTION LLC

By:	The Univision Network Limited Partnership, its sole member

	By:	Univision Communications Inc., its general partner

By:	/s/ Peter Lori
	Name:	Peter Lori
	Title:	Senior Vice President & Chief Accounting Officer & Corporate Controller

[Signature Page to Copyright Security Agreement]

EL TRATO, INC.	UNIVISION PUERTO RICO STATION
GALAVISION, INC.	ACQUISITION COMPANY
KCYT-FM LICENSE CORP.	UNIVISION PUERTO RICO STATION
KECS-FM LICENSE CORP.	OPERATING COMPANY
KESS-AM LICENSE CORP.	UNIVISION PUERTO RICO STATION
KESS-TV LICENSE CORP.	PRODUCTION COMPANY
KHCK-FM LICENSE CORP.	UNIVISION RADIO CORPORATE
KICI-AM LICENSE CORP.	SALES, INC.
KICI-FM LICENSE CORP.	UNIVISION RADIO FRESNO, INC.
KLSQ-AM LICENSE CORP.	UNIVISION RADIO GP, INC.
KLVE-FM LICENSE CORP.	UNIVISION RADIO HOUSTON LICENSE
KMRT-AM LICENSE CORP.	CORPORATION
KTNQ-AM LICENSE CORP.	UNIVISION RADIO ILLINOIS, INC.
LICENSE CORP. NO. 1	UNIVISION RADIO, INC.
LICENSE CORP. NO. 2	UNIVISION RADIO INVESTMENTS,
MI CASA PUBLICATIONS, INC.	INC.
PTI HOLDINGS, INC.	UNIVISION RADIO LAS VEGAS, INC.
SERVICIO DE INFORMACION	UNIVISION RADIO LICENSE
PROGRAMATIVA, INC.	CORPORATION
SPANISH COAST-TO-COAST LTD.	UNIVISION RADIO LOS ANGELES, INC.
SUNSHINE ACQUISITION CORP.	UNIVISION RADIO MANAGEMENT
T C TELEVISION, INC.	COMPANY, INC.
TELEFUTURA NETWORK	UNIVISION RADIO NEW MEXICO, INC.
TELEFUTURA OF SAN FRANCISCO,	UNIVISION RADIO NEW YORK, INC.
INC.	UNIVISION RADIO PHOENIX, INC.
TELEFUTURA ORLANDO INC.	UNIVISION RADIO SACRAMENTO,
TELEFUTURA TELEVISION GROUP,	INC.
INC.	UNIVISION RADIO SAN DIEGO, INC.
TICHENOR LICENSE CORPORATION	UNIVISION RADIO SAN FRANCISCO,
TMS LICENSE CALIFORNIA, INC.	INC.
UNIVISION HOME ENTERTAINMENT,	UNIVISION RADIO TOWER COMPANY,
INC.	INC.
UNIVISION INTERACTIVE MEDIA,	UNIVISION SERVICES, INC.
INC.	UNIVISION TELEVISION GROUP, INC.
UNIVISION INVESTMENTS, INC.	UNIVISION-EV HOLDINGS, LLC
UNIVISION MANAGEMENT CO.	WADO RADIO, INC.
UNIVISION OF ATLANTA INC.	WADO-AM LICENSE CORP.
UNIVISION OF NEW JERSEY INC.	WLXX-AM LICENSE CORP.
UNIVISION OF PUERTO RICO INC.	WPAT-AM LICENSE CORP .
UNIVISION OF RALEIGH, INC	WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

HBCi, LLC UNIVISION RADIO FLORIDA, LLC

By:	Univision Radio Inc., their sole member

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

TELEFUTURA SAN FRANCISCO LLC

By:	Telefutura of San Francisco Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

TELEFUTURA PARTNERSHIP OF DOUGLAS

TELEFUTURA PARTNERSHIP OF FLAGSTAFF

TELEFUTURA PARTNERSHIP OF     FLORESVILLE

TELEFUTURA PARTNERSHIP OF PHOENIX

TELEFUTURA PARTNERSHIP OF SAN     ANTONIO

TELEFUTURA PARTNERSHIP OF TUCSON

By:	Telefutura Southwest LLC their general partner

	By:	Telefutura Television Group, Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

By:	Telefutur Television Group, Inc., their general partner

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

TELEFUTURA ALBUQUERQUE LLC

TELEFUTURA BAKERSFIELD LLC

TELEFUTURA BOSTON LLC

TELEFUTURA CHICAGO LLC

TELEFUTURA D.C. LLC

TELEFUTURA DALLAS LLC

TELEFUTURA FRESNO LLC

TELEFUTURA HOUSTON LLC

TELEFUTURA LOS ANGELES LLC

TELEFUTURA MIAMI LLC

TELEFUTURA SACRAMENTO LLC

TELEFUTURA SOUTHWEST LLC

TELEFUTURA TAMPA LLC

By:	Telefutura Television Group, Inc., their sole member

By:	/s/ Peter Lori
Name: Peter Lori
Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

UNIVISION ATLANTA LLC

By:	Univision of Atlanta,Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

UNIVISION NEW YORK LLC UNIVISION PHILADELPHIA LLC

By:	Univision of New Jersey, Inc., their sole member

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

WLII/WSUR LICENSE PARTNERSHIP, G.P.

By:	Univision of Puerto Rico, Inc., its general partner

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

WUVC LICENSE PARTNERSHIP G.P.

By:	Univision of Raleigh, Inc., its general partner

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

By:	Univision Television Group, Inc., its general partner

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

UNIVISION RADIO BROADCASTING PUERTO RICO, L.P. UNIVISION RADIO BROADCASTING TEXAS, L.P.

By:	Univision Radio GP, Inc., their general partner

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

KAKW LICENSE PARTNERSHIP, L.P.

KDTV LICENSE PARTNERSHIP, G.P.

KFTV LICENSE PARTNERSHIP, G.P.

KMEX LICENSE PARTNERSHIP, G.P.

KTVW LICENSE PARTNERSHIP, G.P.

KUVI LICENSE PARTNERSHIP, G.P.

KUVN LICENSE PARTNERSHIP, L.P.

KUVS LICENSE PARTNERSHIP, G.P.

KWEX LICENSE PARTNERSHIP, L.P.

KXLN LICENSE PARTNERSHIP, L.P.

UVN TEXAS L.P.

WGBO LICENSE PARTNERSHIP, G.P.

WLTV LICENSE PARTNERSHIP, G.P.

WXTV LICENSE PARTNERSHIP, G.P.

By:	Univision Television Group, Inc., their general partner

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

UNIVISION CLEVELAND LLC

By:	Univision Television Group, Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

STATION WORKS, LLC

By:	Telefutura Television Group, Inc., its sole member

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

HPN NUMBERS, INC.

By:	/s/ Peter Lori
Name: Peter Lori Title: Authorized Officer

[Signature Page to Copyright Security Agreement]

UNIVISION TEXAS STATIONS LLC

By:	/s/ Ray Rodriguez
Name: Ray Rodriguez Title: Manager

[Signature Page to Copyright Security Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Collateral Agent

By:	/s/ David Mayhew
Name: David Mayhew Title: Managing Director

By:	/s/ David Reid
Name: David Reid Title: Vice President

[Signature Page to Copyright Security Agreement]

ATTACHMENT A

GRANTORS

1.	El Trato, Inc.

2.	Galavision, Inc.

3.	HBCi, LLC

4.	HPN Numbers, Inc.

5.	KAKW License Partnership, L.P.

6.	KCYT-FM License Corp.

7.	KDTV License Partnership, G.P.

8.	KECS-FM License Corp.

9.	KESS-AM License Corp.

10.	KESS-TV License Corp.

11.	KFTV License Partnership, G.P.

12.	KHCK-FM License Corp.

13.	KICI-AM License Corp.

14.	KICI-FM License Corp.

15.	KLSQ-AM License Corp.

16.	KLVE-FM License Corp.

17.	KMEX License Partnership, G.P.

18.	KMRT-AM License Corp.

19.	KTNQ-AM License Corp.

20.	KTVW License Partnership, G.P.

21.	KUVI License Partnership, G.P.

22.	KUVN License Partnership, L.P.

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

23.	KUVS License Partnership, G.P.

24.	KWEX License Partnership, L.P.

25.	KXLN License Partnership, L.P.

26.	License Corp. No. 1

27.	License Corp. No. 2

28.	Mi Casa Publications, Inc.

29.	PTI Holdings, Inc.

30.	Servicio de Informacion Programativa, Inc.

31.	Spanish Coast-to-Coast Ltd.

32.	Station Works, LLC

33.	Sunshine Acquisition Corp.

34.	TC Television, Inc.

35.	Telefutura Albuquerque LLC

36.	Telefutura Bakersfield LLC

37.	Telefutura Boston LLC

38.	Telefutura Chicago LLC

39.	Telefutura D.C. LLC

40.	Telefutura Dallas LLC

41.	Telefutura Fresno LLC

42.	Telefutura Houston LLC

43.	Telefutura Los Angeles LLC

44.	Telefutura Miami LLC

45.	Telefutura Network

46.	Telefutura of San Francisco, Inc.

47.	Telefutura Orlando Inc.

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

48.	Telefutura Partnership of Douglas

49.	Telefutura Partnership of Flagstaff

50.	Telefutura Partnership of Floresville

51.	Telefutura Partnership of Phoenix

52.	Telefutura Partnership of San Antonio

53.	Telefutura Partnership of Tucson

54.	Telefutura Sacramento LLC

55.	Telefutura San Francisco LLC

56.	Telefutura Southwest LLC

57.	Telefutura Tampa LLC

58.	Telefutura Television Group, Inc.

59.	The Univision Network Limited Partnership

60.	Tichenor License Corporation

61.	TMS License California, Inc.

62.	Univision Atlanta LLC

63.	Univision Cleveland LLC

64.	Univision Home Entertainment, Inc.

65.	Univision Interactive Media, Inc.

66.	Univision Investments, Inc.

67.	Univision Management Co.

68.	Univision Network Puerto Rico Production LLC

69.	Univision New York LLC

70.	Univision of Atlanta Inc.

71.	Univision of New Jersey Inc.

72.	Univision of Puerto Rico Inc.

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

73.	Univision of Raleigh, Inc.

74.	Univision Philadelphia LLC

75.	Univision Puerto Rico Station Acquisition Company

76.	Univision Puerto Rico Station Operating Company

77.	Univision Puerto Rico Station Production Company

78.	Univision Radio Broadcasting Puerto Rico, L.P.

79.	Univision Radio Broadcasting Texas, L.P.

80.	Univision Radio Corporate Sales, Inc.

81.	Univision Radio Florida, LLC

82.	Univision Radio Fresno, Inc.

83.	Univision Radio GP, Inc.

84.	Univision Radio Houston License Corporation

85.	Univision Radio Illinois, Inc.

86.	Univision Radio Investments, Inc.

87.	Univision Radio Las Vegas, Inc.

88.	Univision Radio License Corporation

89.	Univision Radio Los Angeles, Inc.

90.	Univision Radio Management Company, Inc.

91.	Univision Radio New Mexico, Inc.

92.	Univision Radio New York, Inc.

93.	Univision Radio Phoenix, Inc.

94.	Univision Radio Sacramento, Inc.

95.	Univision Radio San Diego, Inc.

96.	Univision Radio San Francisco, Inc.

97.	Univision Radio Tower Company, Inc.

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

98.	Univision Radio, Inc.

99.	Univision Services, Inc.

100.	Univision Television Group, Inc.

101.	Univision Texas Stations LLC

102.	Univision-EV Holdings, LLC

103.	UVN Texas L.P.

104.	WADO Radio, Inc.

105.	WADO-AM License Corp.

106.	WGBO License Partnership, G.P.

107.	WLII/WSUR License Partnership, G.P.

108.	WLTV License Partnership, G.P.

109.	WLXX-AM License Corp.

110.	WPAT-AM License Corp.

111.	WQBA-AM License Corp.

112.	WQBA-FM License Corp.

113.	WUVC License Partnership G.P.

114.	WXTV License Partnership, G.P.

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

SCHEDULE I

U.S. COPYRIGHTS, PATENTS AND TRADEMARKS

U.S. Copyright Registrations

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Mi Sueño Americano.	Univision Communica- tions Inc.	PAu002962433	2004	Dramatic Work and Music or Choreography

Yo Cocino Mejor que mi Suegra	Univision Communica- tions Inc.	PAu003360129	2008	Dramatic Work and Music or Choreography

La risa en vacaciones 9.	The Univision Network	PAu002395302	1999	Motion Picture
	Limited Partnership

Inesperado Amor.	The Univision Network	PA0001063309	2000	Motion Picture
	Limited Partnership

Papa 2000.	The Univision Network	PA0001063312	2000	Motion Picture
	Limited Partnership

Revancha de mujer.	The Univision Network	PA0001063310	1999	Motion Picture
	Limited Partnership

La risa en vacaciones 10.	The Univision Network	PA0001063313	2000	Motion Picture
	Limited Partnership

Si Nos Dejan.	The Univision Network	PAu002491923	1999	Motion Picture
	Limited Partnership

Viejo Zorro.	The Univision Network	PA0001063311	2000	Motion Picture
	Limited Partnership

“Rosario” : mi gran amor.	The Univision Network Limited Partnership	PAu002590312	2001	Dramatic Work and Music or Choreography

Alerta la justicia de rojo.	The Univision Network	PAu002678250	2000	Motion Picture
	Limited Partnership

Cuando caliente el sol.	The Univision Network	PAu002678263	2000	Motion Picture
	Limited Partnership

Detras del paraiso.	The Univision Network	PAu002678247	2000	Motion Picture
	Limited Partnership

Maldito Amor.	The Univision Network	PAu002678251	2000	Motion Picture
	Limited Partnership

Padres Culpables.	The Univision Network	PAu002678249	2001	Motion Picture
	Limited Partnership

Secretarias Privadisimas.	The Univision Network	PAu002678248	2001	Motion Picture
	Limited Partnership

Todo Contigo.	The Univision Network	PAu002678253	2000	Motion Picture
	Limited Partnership

Por Partida Doble	The Univision Network Limited Partnership	PA0000975094	1998	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Cazador de Cazadores	The Univision Network Limited Partnership	PA0000975093	1998	Motion Picture

Encuentro de Valientes.	The Univision Network Limited Partnership	PA0000975092	1998	Motion Picture

Primer Impacto: Sana con la mente	The Univision Network Limited Partnership	PA0001119612	1996	Motion Picture

Sabado Gigante show: no. 449 / una produccion Gigante de Univision; director, Vicente Riesgo	The Univision Network Limited Partnership	PA0000663076	1994	Motion Picture

El mundial 94: game no. 5, Colombia v. Romania	The Univision Network Limited Partnership	PA0000735173	1994	Motion Picture

EI mundial 94: game no. 6, Belgium v. Morocco	The Univision Network Limited Partnership	PA0000735 164	1994	Motion Picture

El mundial 94: game no. 7, Norway v. Mexico	The Univision Network Limited Partnership	PA0000735169	1994	Motion Picture

El mundial 94: game no. 8, Cameroon v. Sweden	The Univision Network Limited Partnership	PA0000735174	1994	Motion Picture

El mundial 94: game no. 9, Brazil v. Russia	The Univision Network Limited Partnership	PA0000735167	1994	Motion Picture

El mundial: game no. 11, Argentina v. Greece	The Univision Network Limited Partnership	PA0000735243	1994	Motion Picture

Univision telecast of 1994 World Cup Soccer Championship: game 1, Germany v. Bolivia	The Univision Network Limited Partnership	PA0000721956	1994	Motion Picture

Univision telecast of 1994 World Cup Soccer Championship: game 2, Spain v. Korea	The Univision Network Limited Partnership	PA0000721958	1994	Motion Picture

Univision telecast of 1994 World Cup Soccer Championship: opening ceremonies	The Univision Network Limited Partnership	PA0000721955	1994	Motion Picture

EI mundial 94: game no. 10, Holland v. Saudi Arabia	The Univision Network Limited Partnership	PA0000735176	1994	Motion Picture

El mundial 94: game no. 12, Germany v. Spain	The Univision Network Limited Partnership	PA0000735165	1994	Motion Picture

EI mundial 94: game no. 13, Nigeria v. Bulgaria	The Univision Network Limited Partnership	PA0000735 I72	1994	Motion Picture

El mundial 94: game no. 14, Romania v. Switzerland	The Univision Network Limited Partnership	PA0000735175	1994	Motion Picture

El mundial94: game no. 15, USA v. Colombia	The Univision Network Limited Partnership	PA0000735163	1994	Motion Picture

EI mundial 94: game no. 16, Italy v. Norway	The Univision Network Limited Partnership	PA0000735166	1994	Motion Picture

El mundial 94: game no. 17, South Korea v. Bolivia	The Univision Network Limited Partnership	PA0000735178	1994	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
EI mundial 94: game no. 18, Mexico v. Ireland	The Univision Network Limited Partnership	PA0000735179	1994	Motion Picture

EI mundial 94: game no. 19, Brazil v. Cameroon	The Univision Network Limited Partnership	PA0000735162	1994	Motion Picture

EI mundial 94: game no. 20, Sweden v. Russia	The Univision Network Limited Partnership	PA0000735168	1994	Motion Picture

EI mundial 94: game no. 22, Argentina v. Nigeria	The Univision Network Limited Partnership	PA0000735177	1994	Motion Picture

USA vs. Yugoslavia: live.	The Univision Network Limited Partnership	PA0000959876	1998	Motion Picture

Yugoslavia vs. Iran	The Univision Network Limited Partnership	PA0000959906	1998	Motion Picture

Romania vs. England	The Univision Network Limited Partnership	PA0000959926	1998	Motion Picture

Romania vs. Tunisia: comp.	The Univision Network Limited Partnership	PA0000959881	1998	Motion Picture

Scotland vs. Morocco	The Univision Network Limited Partnership	PA0000959890	1998	Motion Picture

Scotland vs. Norway	The Univision Network Limited Partnership	PA0000959893	1998	Motion Picture

South Africa vs. Denmark	The Univision Network Limited Partnership	PA0000959901	1998	Motion Picture

South Africa vs. Saudi Arabia	The Univision Network Limited Partnership	PA0000959887	1998	Motion Picture

Spain vs. Bulgaria	The Univision Network Limited Partnership	PA0000959885	1998	Motion Picture

Spain vs. Nigeria	The Univision Network Limited Partnership	PA0000959905	1998	Motion Picture

Spain vs. Paraguay	The Univision Network Limited Partnership	PA0000959936	1998	Motion Picture

Tierra de Caporales	The Univision Network Limited Partnership	PA0000975095	1998	Motion Picture

USA vs. Iran	The Univision Network Limited Partnership	PA0000959924	1998	Motion Picture

Netherlands vs. Croatia: 3rd & 4th place	The Univision Network Limited Partnership	PA0000959915	1998	Motion Picture

Netherlands vs. Korea Re- public	The Univision Network Limited Partnership	PA0000959927	1998	Motion Picture

Netherlands vs. Mexico: live.	The Univision Network Limited Partnership	PA0000959878	1998	Motion Picture

Netherlands vs. Yugoslavia	The Univision Network Limited Partnership	PA0000959932	1998	Motion Picture

Nigeria vs. Bulgaria	The Univision Network Limited Partnership	PA0000959935	1998	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Nigeria vs. Denmark	The Univision Network Limited Partnership	PA0000959931	1998	Motion Picture

Nigeria vs. Paraguay	The Univision Network Limited Partnership	PA0000959884	1998	Motion Picture

EI padre de la DEA	The Univision Network Limited Partnership	PA0000975097	1998	Motion Picture

Paraguay vs. Bulgaria	The Univision Network Limited Partnership	PA0000959908	1998	Motion Picture

Romania vs. Colombia	The Univision Network Limited Partnership	PA 0000959900	1998	Motion Picture

Italy vs. Chile	The Univision Network Limited Partnership	PA0000959919	1998	Motion Picture

Italy vs. France: quarter final.	The Univision Network Limited Partnership	PA0000959910	1998	Motion Picture

Italy vs. Norway	The Univision Network Limited Partnership	PA0000959929	1998	Motion Picture

Jamaica vs. Croatia	The Univision Network Limited Partnership	PA0000959898	1998	Motion Picture

Japan vs. Croatia	The Univision Network Limited Partnership	PA0000959909	1998	Motion Picture

Japan vs. Jamaica: compo	The Univision Network	PA0000959883	1998	Motion Picture
	Limited Partnership

Korea Republic vS. Mexico	The Univision Network Limited Partnership	PA0000959895	1998	Motion Picture

Mexico vs. Germany	The Univision Network Limited Partnership	PA0000959933	1998	Motion Picture

Morocco vs. Norway	The Univision Network Limited Partnership	PA0000959921	1998	Motion Picture

Netherlands vs. Argentina	The Univision Network Limited Partnership	PA0000959912	1998	Motion Picture

Netherlands vs. Belgium	The Univision Network Limited Partnership	PA0000959899	1998	Motion Picture

England vs. Tunisia	The Univision Network Limited Partnership	PA0000959897	1998	Motion Picture

France vs. Denmark	The Univision Network Limited Partnership	PA0000959886	1998	Motion Picture

France vS. Paraguay	The Univision Network Limited Partnership	PA0000959930	1998	Motion Picture

France vs. Saudi Arabia	The Univision Network Limited Partnership	PA0000959892	1998	Motion Picture

France vs. South Africa = Copa mundial France 98	The Univision Network Limited Partnership	PA0000975960	1998	Motion Picture

Germany vs. Croatia: quar- ter final	The Univision Network Limited Partnership	PA0000959913	1998	Motion Picture

Germany vs. Iran: comp.	The Univision Network Limited Partnership	PA0000959877	1998	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Germany vs. USA	The Univision Network Limited Partnership	PA0000959902	1998	Motion Picture

Germany vs. Yugoslavia	The Univision Network Limited Partnership	PA0000959923	1998	Motion Picture

Italy vs. Austria	The Univision Network Limited Partnership	PA0000959888	1998	Motion Picture

Italy vs. Cameroon	The Univision Network Limited Partnership	PA0000959904	1998	Motion Picture

Brazil vs. Norway	The Univision Network Limited Partnership	PA0000959891	1998	Motion Picture

Brazil vs. Scotland	The Univision Network Limited Partnership	PA0000959918	1998	Motion Picture

Cameron vs. Austria	The Univision Network Limited Partnership	PA0000959920	1998	Motion Picture

Chile vs. Austria	The Univision Network Limited Partnership	PA0000959896	1998	Motion Picture

Chile vs. Cameroon	The Univision Network Limited Partnership	PA0000959889	1998	Motion Picture

Colombia vs. Tunisia	The Univision Network Limited Partnership	PA0000959925	1998	Motion Picture

Columbia vs. England: live	The Univision Network Limited Partnership	PA0000959880	1998	Motion Picture

Croatia vs. France	The Univision Network Limited Partnership	PA0000977673	1998	Motion Picture

Croatia vs. Romania	The Univision Network Limited Partnership	PA0000959934	1998	Motion Picture

Argentina vs. Croatia: live.	The Univision Network Limited Partnership	PA0000959882	1998	Motion Picture

Argentina vs. England	The Univision Network Limited Partnership	PA0000959911	1998	Motion Picture

Argentina vs. Jamaica	The Univision Network Limited Partnership	PA0000959928	1998	Motion Picture

Argentina vs. Japan	The Univision Network Limited Partnership	PA0000959894	1998	Motion Picture

Belgium vs. Korea Republic: comp	The Univision Network Limited Partnership	PA0000959879	1998	Motion Picture

Belgium vs. Mexico	The Univision Network Limited Partnership	PA0000959917	1998	Motion Picture

Brazil vs. Chile	The Univision Network Limited Partnership	PA0000959922	1998	Motion Picture

Brazil vs. Denmark: quarter final	The Univision Network Limited Partnership	PA0000959907	1998	Motion Picture

Brazil vs. France: final.	The Univision Network Limited Partnership	PA0000959916	1998	Motion Picture

Brazil vs. Holanda: semi final.	The Univision Network Limited Partnership	PA0000959914	1998	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Brazil vs. Morocco.	The Univision Network Limited Partnership	PA0000959903	1998	Motion Picture

23-WLTV, Miami, market information.	Univision Television Group, Inc. (d.b.a. WLTV-ChanneI 23)	TX0003626752	1993	Marketing Literature

NotisDisney 23	Univision Television Group d.b.a. WLTV Channel 23 (Television station, Miami)	TXu000647570	1994	TV Advertisement

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000413332	1979	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000423265 (Dec 79)	1979	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000423267 (Jan 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000423266 (Feb 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX00005160 13 (Mar 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000516014 (Apr 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000553681 (May 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000553682 (Jun 80)	1980	Serial Publication

I Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000589564 (Jul 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0000562939 (Aug 80)	1980	Serial Publication

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000615590 (Sep 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000615592 (Oct 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000615591 (Nov 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000615593 (Dec 80)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000713399 (Jan 81)	1980	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision. Inc.	TX0000676405 (Feb 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000676404 (Mar 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000694278 (Apr 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000694279 (May 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodo1fo C. Quebleen, redactor	Galavision, Inc.	TX0000777106 (Jun 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000777105 (Jul 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000777I 07 (Aug 81)	1981	Serial Publication

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	.REG.NO.	CREATED	TYPE OF WORK
Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000777108 (Sep 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000845783 (Oct 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000845782 (Nov 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000845784 (Dec 81)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000917637 (Jan 82)	1981	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000917636 (Feb 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000917635 (Mar 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000941832 (Apr 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000941830 (May 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX0000941831 (Jun 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000 1061027 (Jul 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, redactor	Galavision, Inc.	TX000 1061 028 (Aug 82)	1982	Serial Publication

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
Galavision: cine en su hogar / Sylvia Lyon, editor; RodoIfo C. Quebleen, re-dactor	Galavision, Inc.	TX0001061029 (Sep 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0001061030 (Oct 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0001061031 (Nov 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0001061032 (Dec 82)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Tnc.	TX0001145664 (Jan 83)	1982	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX0001145665 (Feb 83)	1983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Tnc.	TX000l145666 (Mar 83)	]983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX000l145667 (Apr 83)	1983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Inc.	TX000l145668 (May 83)	1983	Serial Publication

Galavision: cine en su hogar / Sylvia Lyon, editor; Rodolfo C. Quebleen, re-dactor	Galavision, Tnc.	TX0001145669 (Jun 83)	1983	Serial Publication

A LA PRIMA SE LE ARRIMA	The Univision Network Limited Partnership	PA 841 670	1996	Motion Picture

A SANGRE FRIA	The Univision Network Limited Partnership	PA 848 794	1997	Motion Picture

AJUSTEPOR VENGANZA (HOMBRE DE MEDELLIN III)	The Univision Network Limited Partnership	PA 870 070	1997	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
AL FILO DE LA LEY	The Univision Network Limited Partnership	PA 441 987	1985	Motion Picture

AL FILO DE LA VENTANA	The Univision Network Limited Partnership	PA 864 571	1997	Motion Picture

AL MARGEN DE LA LEY	The Univision Network Limited Partnership	PA 523 453	1991	Motion Picture

ALARIDO DEL TERROR	The Univision Network Limited Partnership	PA 602 580	1991	Motion Picture

ALBURES RANCHEROS	The Univision Network Limited Partnership	PA 859 132	1996	Motion Picture

ALTA TRAICION	The Univision Network Limited Partnership	PA 602 584	1991	Motion Picture

AMANECER SANGRIENTO/NOCHE	The Univision Network Limited Partnership	PA 605 589	1992	Motion Picture
SANGRIENTA

AMBICION MORTAL	The Univision Network Limited Partnership	PA 797 227	1995	Motion Picture

AMIGOS HASTA LA MUERTE	The Univision Network Limited Partnership	PA 771 970	1995	Motion Picture

AMNESIA MORTAL/AMNESIA BRUTAL	The Univision Network Limited Partnership	PA 596 340	1991	Motion Picture

ANTOJITOS MEXICANOS	The Univision Network Limited Partnership	PA 605 588	1992	Motion Picture

APOCALIPSIS GUERREROS DE LA MUERTE	The Univision Network Limited Partnership	PA 802 131	1996	Motion Picture

AR-15 COMANDO IMPLACABLE	The Univision Network Limited Partnership	PA 442 128	1989	Motion Picture

AR-15 COMANDO IMPLACABLE: NO.2	The Univision Network Limited Partnership	PA 848 792	1997	Motion Picture

ARMAS, ROBO Y	The Univision Network	PA 523 467	1991	Motion Picture
MUERTE	Limited Partnership

ARRIBA EL TELON	The Univision Network	PA 733 154	1989	Motion Picture

	Limited Partnership

ASALTO EN TIJUANA	The Univision Network Limited Partnership	PA 441 989	1983	Motion Picture

ASEDIO CRIMINAL	The Univision Network Limited Partnership	PA 818 449	1996	Motion Picture

ASESINATO A SANGRE FRIA	The Univision Network Limited Partnership	PA 602 582	1991	Motion Picture

ASESINO MISTERIOSO	The Univision Network Limited Partnership	PA 865 676	1997	Motion Picture

ASESINOS DE LA	The Univision Network	PA 790 397	1993	Motion Picture
FRONTERA	Limited Partnership

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
ASUNTOS INTERNOS	The Univision Network Limited Partnership	PA 817 617	1996	Motion Picture

ATACA EL CHUPACABRAS	The Univision Network Limited Partnership	PA 817 626	1996	Motion Picture

ATRAPADOS EN LA VENGANZA	The Univision Network Limited Partnership	PA 691 643	1993	Motion Picture

BAJO EL CIELO DE	The Univision Network	PA 874 789	1958	Motion Picture
MEXICO	Limited Partnership

BAJO LA MIRADA DE DlOS	The Univision Network Limited Partnership	PA 851 522	1996	Motion Picture

BALNEARIO NACIONAL	The Univision Network Limited Partnership	PA 802 310	1995	Motion Picture

BOSQUE DE MUERTE	The Univision Network Limited Partnership	PA 790 396	1993	Motion Picture

BUFALO	The Univision Network Limited Partnership	PA 817 623	1995	Motion Picture

BULLDOG	The Univision Network Limited Partnership	PA 658 838	1993	Motion Picture

CABALGANDO CON MUERTE	The Univision Network Limited Partnership	PA 441 136	1986	Motion Picture

CABALLERANGO	The Univision Network Limited Partnership	PA 888 994	1998	Motion Picture

CABARET DE	The Univision Network	PA 594 359	1992	Motion Picture
FRONTERA	Limited Partnership

CACERIA DE NARCOS	The Univision Network	PA 511 502	1990	Motion Picture
	Limited Partnership

CAMINERO	The Univision Network Limited Partnership	PA 865 680	1997	Motion Picture

CAMINO AL INFIERNO	The Univision Network Limited Partnership	PA 733 196	1987	Motion Picture

CAPO REY (EL CAPO)	The Univision Network Limited Partnership	PA 807 810	1996	Motion Picture

CARAS PINTADAS/NO JALES QUE DESCOBIJAN	The Univision Network Limited Partnership	PA 594 292	1991	Motion Picture

CARGANDO CON EL TIEZO	The Univision Network Limited Partnership	PA 771 932	1995	Motion Picture

CARTEL MORTAL	The Univision Network Limited Partnership	PA 733 134	1993	Motion Picture

CARO CON QUINA EL CHILANGO	The Univision Network Limited Partnership	PA 658 885	1992	Motion Picture

CASA DE MUNECAS	The Univision Network	PA 847 558	1989	Motion Picture
PARA ADULTOS	Limited Partnership

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
CHANO	The Univision Network Limited Partnership	PA 820 821	1996	Motion Picture

CHISMES DE FICHERAS	The Univision Network Limited Partnership	PA 658 893	1992	Motion Picture

CODIGOAZUL	The Univision Network Limited Partnership	PA 818 453	1996	Motion Picture

COMANDO	The Univision Network Limited Partnership	PA 733 156	1993	Motion Picture

COMANDO DE FEDERALES	The Univision Network Limited Partnership	PA 511 503	1990	Motion Picture

COMANDODE FEDERALES : no. 2	The Univision Network Limited Partnership	PA 658 837	1993	Motion Picture

COMANDO DE LA MUERTE	The Univision Network Limited Partnership	PA 542 804	1990	Motion Picture

COMANDO TERRORISTA	The Univision Network Limited Partnership	PA 658 887	1993	Motion Picture

COMPADRES A LA MEXICANA	The Univision Network Limited Partnership	PA 511 504	1989	Motion Picture

COMPLOT (FEDERALES DECAMlNOS)	The Univision Network Limited Partnership	PA 771 795	1995	Motion Picture

CONEL NINO ATRAVESADO	The Univision Network Limited Partnership	PA 418 809	1989	Motion Picture

CONDENA PARA UN lNOCENTE (DIAS DE MUERTE)	The Univision Network Limited Partnership	PA 771 694	1995	Motion Picture

CONDUCTAS OBSESIVAS	The Univision Network Limited Partnership	PA 859 140	1996	Motion Picture

CONFESIONES DE UN ASESlNO EN SERlE	The Univision Network Limited Partnership	PA 874 347	1997	Motion Picture

CONTRABANDO MORTAL/PORTAFOLIO NEGRO	The Univision Network Limited Partnership	PA 658 840	1993	Motion Picture

CONTRATIEMPO MORTAL	The Univision Network Limited Partnership	PA 822 798	1996	Motion Picture

CORAZON DE TEQUILA	The Univision Network Limited Partnership	PA 895 512	1998	Motion Picture

CRIMEN EN PRESIDIO	The Univision Network Limited Partnership	PA 841 538	1990	Motion Picture

CRIMEN POR MUERTE (LA MILPA DE ORO)	The Univision Network Limited Partnership	PA 851 512	1996	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
CRONICA DE UNA INJUSTICIA	The Univision Network Limited Partnership	PA 817 621	1995	Motion Picture

CRUZANDO EL RIO BRAVO (FRONTERA SANGRIENTA)	The Univision Network Limited Partnership	PA 865 689	1997	Motion Picture

CUANDO EL DIABLO ESTA CALIENTE	The Univision Network Limited Partnership	PA 542 805	1990	Motion Picture

DANIK (EL VIAJERO DEL TIEMPO)	The Univision Network Limited Partnership	PA 802 308	1996	Motion Picture

DEL LADO DE LA LEY / FRONTERA SAGRIENTA	The Univision Network Limited Partnership	PA 658 839	1993	Motion Picture

DEMOLEDOR	The Univision Network Limited Partnership	PA 758 654	1995	Motion Picture

DESAFIANDO A LA	The Univision Network	PA 602 583	1990	Motion Picture
MUERTE	Limited Partnership

DESEO CRIMINAL	The Univision Network	PA 733 128	1993	Motion Picture
	Limited Partnership

DIAS DE MUERTE	The Univision Network	PA 804 088	1996	Motion Picture
	Limited Partnership

DIEGO, CALIFORNIA	The Univision Network	PA 771 966	1995	Motion Picture
	Limited Partnership

DOBLE MUERTE	The Univision Network	PA 862 892	1997	Motion Picture
	Limited Partnership

DOS PISTOLEROS	The Univision Network	PA 866 704	1989	Motion Picture
VIOLENTAS	Limited Partnership

DUELO DE RUFIANES	The Univision Network Limited Partnership	PA 553 710	1990	Motion Picture

DUELO DE SERPIENTES	The Univision Network Limited Partnership	PA 771 926	1995	Motion Picture

EL BASURERO	The Univision Network	PA 804 059	1996	Motion Picture
	Limited Partnership

EL 30-30	The Univision Network	PA 542 842	1990	Motion Picture
	Limited Partnership

EL AMARRADOR II	The Univision Network	PA 605 587	1991	Motion Picture
	Limited Partnership

EL AMARRADOR III	The Univision Network	PA 807 847	1995	Motion Picture
	Limited Partnership

EL AS DE COPAS	The Univision Network	PA 691 642	1993	Motion Picture
	Limited Partnership

EL ASESINO DEL	The Univision Network	PA 542 814	1990	Motion Picture
METRO	Limited Partnership

EL ASESINO DEL	The Univision Network	PA 802 231	1996	Motion Picture
TEATRO	Limited Partnership

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
EL BATOLOCO	The Univision Network Limited Partnership	PA 867 213	1997	Motion Picture

EL BRAZO MORTAL	The Univision Network Limited Partnership	PA 820 820	1996	Motion Picture

EL CANDIDOTE Y COSAS DE LA PATADA	The Univision Network Limited Partnership	PA 691 636	1994	Motion Picture

EL CAPORAL (RUEDAS DE GLORIA)	The Univision Network Limited Partnership	PA 848 797	1997	Motion Picture

CARTEL CINCO	The Univision Network Limited Partnership	PA 817 622	1995	Motion Picture

EL CARTEL DE MICHOACAN	The Univision Network Limited Partnership	PA 802 130	1996	Motion Picture

EL CASTRADO	The Univision Network Limited Partnership	PA 771 977	1995	Motion Picture

EL CORRIDO DE LOS PEREZ	The Univision Network Limited Partnership	PA 594 289	1991	Motion Picture

EL CUERNO, EL ANCHO Y EL SANCHO	The Univision Network Limited Partnership	PA 822 800	1996	Motion Picture

EL CURA MEL CACHO	The Univision Network Limited Partnership	PA 733 159	1994	Motion Picture

EL DIA DE LAS LOCAS	The Univision Network Limited Partnership	PA 542 841	1990	Motion Picture

EL EMPERADOR DE LA MUERTE/IMPERIO SANGRIENTO	The Univision Network Limited Partnership	PA 847 559	1993	Motion Picture

EL EXTRAÑO VIS1TANTE	The Univision Network Limited Partnership	PA 771 931	1995	Motion Picture

EL FIN DEL TAHUR	The Univision Network Limited Partnership	PA 859 177	1985	Motion Picture

EL FISCAL DEL HIERRO I	The Univision Network Limited Partnership	PA 441 991	1988	Motion Picture

EL FISCAL DE HIERRO II-LA VENGANZA DE RAMONA	The Univision Network Limited Partnership	PA 826 236	1989	Motion Picture

EL FISGON DEL HOTEL	The Univision Network Limited Partnership	PA 658 895	1993	Motion Picture

EL GANDALLA HERCULANO	The Univision Network Limited Partnership	PA 605 593	1990	Motion Picture

EL GATO CON GATAS II	The Univision Network Limited Partnership	PA 790 476	1994	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
EL GOLOSO DE RORRAS	The Univision Network Limited Partnership	PA 851 519	1997	Motion Picture

EL GORRA PRIETA (LAS 12 TUMBAS 3)	The Univision Network Limited Partnership	PA 807 843	1993	Motion Picture

EL IMPERIO DE LOS MALDITOS	The Univision Network Limited Partnership	PA 594 358	1991	Motion Picture

EL INDOCUMENTADO (PUNOS DE ACERO)	The Univision Network Limited Partnership	PA 807 817	1996	Motion Picture

EL INFERNAL	The Univision Network Limited Partnership	PA 605 590	1992	Motion Picture

EL LIDER DE LAS MASAS	The Univision Network Limited Partnership	PA 859 137	1996	Motion Picture

EL LIMPIA VIDRIOS	The Univision Network Limited Partnership	PA 771 979	1995	Motion Picture

EL MEDIA CUCHARA	The Univision Network Limited Partnership	PA 758 660	1993	Motion Picture

EL MUDO	The Univision Network Limited Partnership	PA 758 653	1994	Motion Picture

EL OFICIO	The Univision Network Limited Partnership	PA 771 971	1995	Motion Picture

I EL OJO DEL HURACAN	The Univision Network Limited Partnership	PA 863 209	1997	Motion Picture

EL POZO DEL DIABLO	The Univision Network Limited Partnership	PA 826 239	1990	Motion Picture

EL PROVINCIANO (EL GALLO DE SAN JUAN)	The Univision Network Limited Partnership	PA 888 986	1997	Motion Picture

EL RETEN DE LA MUERTE	The Univision Network Limited Partnership	PA 594 361	1992	Motion Picture

EL ROPA VIEJERO	The Univision Network Limited Partnership	PA 733 271	1994	Motion Picture

EL SECUESTRO DEL SIMBOLO SEXUAL/EL RITMO DEL	The Univision Network Limited Partnership	PA 802 346	1995	Motion Picture

EL SEXO NO CAUSA IMPUESTOS	The Univision Network Limited Partnership	PA 847 556	1992	Motion Picture

EL SILLA DE RUEDAS IV (DUELO FINAL)	The Univision Network Limited Partnership	PA 758 646	1994	Motion Picture

EL ULTIMO CAZADOR	The Univision Network Limited Partnership	PA 859 139	1996	Motion Picture

EL ULTIMO GUERRERO	The Univision Network Limited Partnership	PA 874 348	1997	Motion Picture

EL ULTIMO PISTOLERO	The Univision Network Limited Partnership	PA 772 120	1995	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
EL VALLE DE LOS ZOPILOTES	The Univision Network Limited Partnership	PA 874 365	1997	Motion Picture

EL YAQUI INDOMABLE	The Univision Network Limited Partnership	PA 804 062	1995	Motion Picture

ENCUENTRO DE VALIENTES	The Univision Network Limited Partnership	PA 975 092	1998	Motion Picture

EN ESPERA DE LA MUERTE	The Univision Network Limited Partnership	PA 733 133	1993	Motion Picture

ERROR MORTAL	The Univision Network Limited Partnership	PA 542 803	1990	Motion Picture

ESCAPE NOCTURNO (LA NOCHE DEL FUGITIVO)	The Univision Network Limited Partnership	PA 523 457	1991	Motion Picture

ESCAPE SANGRIENTO	The Univision Network Limited Partnership	PA 568 626	1986	Motion Picture

ESCLAVAS DEL SADISMO	The Univision Network Limited Partnership	PA 771 925	1995	Motion Picture

ESCUADRON DE LA MUERTE	The Univision Network Limited Partnership	PA 442 129	1984	Motion Picture

ESTA MALDITA DROGA	The Univision Network Limited Partnership	PA 605 552	1992	Motion Picture

ESTA NOCHE ENTIERRO A PANCHO	The Univision Network Limited Partnership	PA 771 972	1995	Motion Picture

ESTA VIEJA ES UNA FlERA	The Univision Network Limited Partnership	PA 605 554	1992	Motion Picture

FIN DE SEMANA EN GARIBALDI	The Univision Network Limited Partnership	PA 456 650	1987	Motion Picture

FRENTE A LA MUERTE (JUSTICIA EN EL DESIERTO)	The Univision Network Limited Partnership	PA 742 604	1992	Motion Picture

FUERA DE LA LEY (OJO POR OJO)	The Univision Network Limited Partnership	PA 523 451	1991	Motion Picture

FUERZA MALDITA	The Univision Network Limited Partnership	PA 771 934	1995	Motion Picture

FUGITIVO	The Univision Network Limited Partnership	PA 691 641	1994	Motion Picture

FUGITIVO DE SONORA	The Univision Network Limited Partnership	PA 513 572	1990	Motion Picture

FURIA DE BARRIO	The Univision Network Limited Partnership	PA 807 842	1993	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
GATEANDO EN LAS LOMAS	The Univision Network Limited Partnership	PA 797 226	1995	Motion Picture

GATILLERO	The Univision Network Limited Partnership	PA 817 625	1996	Motion Picture

GATILLERO DE LA MAFIA	The Univision Network Limited Partnership	PA 895 516	1998	Motion Picture

GLA DIADORES DEL INFIERNO	The Univision Network Limited Partnership	PA 771 927	1995	Motion Picture

GOLPE A LA LEY (EL HOMBRE DE MEDELLIN)	The Univision Network Limited Partnership	PA 804 060	1996	Motion Picture

GOYA, GOYA, SALINAS, ALMOLOYA	The Univision Network Limited Partnership	PA 841 667	1996	Motion Picture

GUARURA	The Univision Network Limited Partnership	PA 771 933	1995	Motion Picture

HALCON ASESINO PROFESIONAL	The Univision Network Limited Partnership	PA 797 223	1995	Motion Picture

HASTA QUE EL SOL SE OCULTE/SECUESTRO EN CENTRO	The Univision Network Limited Partnership	PA 807 844	1995	Motion Picture

HERENCIA FATAL	The Univision Network Limited Partnership	PA 848 793	1997	Motion Picture

HOMBRES DE ACERO	The Univision Network Limited Partnership	PA 658 886	1993	Motion Picture

INSTINTOS DE SUPERVIVENCIA	The Univision Network Limited Partnership	PA 602605	1991	Motion Picture

INTRIGA MORTAL	The Univision Network Limited Partnership	PA 602 604	1991	Motion Picture

JOVENES CR1MINALES	The Univision Network Limited Partnership	PA 888 987	1997	Motion Picture

JUAN CAMANEY DE LA MAFIA	The Univision Network Limited Partnership	PA 658 896	1993	Motion Picture

JUAN NADIE	The Univision Network Limited Partnership	PA 456 649	1989	Motion Picture

JUAN POLAINAS EL REY DEL SALON	The Univision Network Limited Partnership	PA 448 861	1988	Motion Picture

JUSTICIA EN EL CAMPO/EL NIETO DE ZAPATA	The Univision Network Limited Partnership	PA 658 889	1993	Motion Picture

LA BRECHA	The Univision Network Limited Partnership	PA 841 669	1996	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
LA CAMIONETA GRIS	The Univision Network Limited Partnership	PA 456 652	1989	Motion Picture

LA CANTINA	The Univision Network Limited Partnership	PA 758 652	1993	Motion Picture

LA CASA DE LOS PERROS	The Univision Network Limited Partnership	PA 875 804	1997	Motion Picture

LA DIOSA DEL PUERTO	The Univision Network Limited Partnership	PA 733 136	1989	Motion Picture

LA ESCOLTA	The Univision Network Limited Partnership	PA 848 798	1997	Motion Picture

LA FUGA DEL ROJO	The Univision Network Limited Partnership	PA 859178	1988	Motion Picture

LA FURIA DE UN GALLERO / YO SOY EL AMARRADOR	The Univision Network Limited Partnership	PA 758 649	1993	Motion Picture

LA INFLACCION DEL SEXO	The Univision Network Limited Partnership	PA 851 517	1996	Motion Picture

LA ISLA DE LA MUERTE	The Univision Network Limited Partnership	PA 881 435	1996	Motion Picture

LA JAULA DE ORO	The Univision Network Limited Partnership	PA 568 634	1987	Motion Picture

LA JUEZ LOBO (EL SABOR DE MI RAZA)	The Univision Network Limited Partnership	PA 804 058	1995	Motion Picture

LA LEY DE LAS MUJERES	The Univision Network Limited Partnership	PA 771 930	1993	Motion Picture

LA LEY DEL CHOLO	The Univision Network Limited Partnership	PA 771 969	1995	Motion Picture

LA LEYENDA DEL ESCORPION	The Univision Network Limited Partnership	PA 602 617	1990	Motion Picture

LA LEYENDA DEL LENADOR	The Univision Network Limited Partnership	PA 691 645	1994	Motion Picture

LA MUERTE DE UN CARDENAL	The Univision Network Limited Partnership	PA 733 195	1993	Motion Picture

LA MUERTE DEL CRIMINAL	The Univision Network Limited Partnership	PA 605 592	1992	Motion Picture

LA OLIMPIADA DEL BARRIO	The Univision Network Limited Partnership	PA 733 272	1994	Motion Picture

LA OTRA PARTE DE TI OR ESCORIA	The Univision Network Limited Partnership	PA 523 455	1991	Motion Picture

LA PERRA	The Univision Network Limited Partnership	PA 848 790	1997	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
LA PERVERSION	The Univision Network Limited Partnership	PA 733 130	1993	Motion Picture

LA PIEL DE LA MUERTE	The Univision Network Limited Partnership	PA 658 891	1991	Motion Picture

LA PISTOLA HUMEANTE	The Univision Network Limited Partnership	PA 807 845	1996	Motion Picture

LA PRINCESA Y EL LUCERO	The Univision Network Limited Partnership	PA 895 515	1998	Motion Picture

LA PUERTA NEGRA	The Univision Network Limited Partnership	PA 441 992	1988	Motion Picture

LA REVANCHA	The Univision Network Limited Partnership	PA 442 131	1995	Motion Picture

LA SOMBRA DE LA MUERTE	The Univision Network Limited Partnership	PA 818 450	1996	Motion Picture

LA SOMBRA DEL NEGRO	The Univision Network Limited Partnership	PA 542 811	1990	Motion Picture

LA SUCURSAL DEL INFIERNO	The Univision Network Limited Partnership	PA 817 618	1992	Motion Picture

LA VENGANZA	The Univision Network Limited Partnership	PA 605 583	1992	Motion Picture

LA VENGANZA DE LA VIBORA	The Univision Network Limited Partnership	PA 758 648	1995	Motion Picture

LA VENGANZA DEL FUGITIVO	The Univision Network Limited Partnership	PA 733 193	1994	Motion Picture

LAS CALENTURAS DE JUAN CAMANEY III	The Univision Network Limited Partnership	PA 851 524	1996	Motion Picture

LAS CALENTURAS DE JUAN CAMANEY	The Univision Network Limited Partnership	PA 448 854	1998	Motion Picture

LAS CALENTURAS DE JUAN CAMANEY II	The Univision Network Limited Partnership	PA 511 501	1990	Motion Picture

LAS NENAS DEL QUINTO PATIO	The Univision Network Limited Partnership	PA 771 976	1995	Motion Picture

LAS NUEVE CARAS DEL MIEDO	The Univision Network Limited Partnership	PA 771 928	1995	Motion Picture

LAS PASIONES DEL PODER	The Univision Network Limited Partnership	PA 848 795	1997	Motion Picture

LEONES SIN JAULA	The Univision Network Limited Partnership	PA 542 810	1990	Motion Picture

LTMOSNERO Y CON GARROTE	The Univision Network Limited Partnership	PA 802 348	1995	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
LLAMADAS OBSCENAS	The Univision Network Limited Partnership	PA 859 138	1996	Motion Picture

EL LLAMADO DE SANGRE	The Univision Network Limited Partnership	PA 802 213	1996	Motion Picture

LOBO	The Univision Network Limited Partnership	PA 822 799	1996	Motion Picture

LOCA ACADEMIA DEL MODELOS	The Univision Network Limited Partnership	PA 817 619	1996	Motion Picture

LOS ANUS DE GRETA	The Univision Network Limited Partnership	PA 605 553	1992	Motion Picture

LOS APUROS DE UN MAFIOSO	The Univision Network Limited Partnership	PA 841 536	1989	Motion Picture

LOS CUATRO DE MICHOACAN	The Univision Network Limited Partnership	PA 867 214	1997	Motion Picture

LOS ENCANTOS DE MI COMPADRE	The Univision Network Limited Partnership	PA 848 789	1997	Motion Picture

LOS INFERNALES	The Univision Network Limited Partnership	PA 523 454	1991	Motion Picture

LOS LAVADEROS	The Univision Network Limited Partnership	PA 788 589	1996	Motion Picture

LOS MATONES	The Univision Network Limited Partnership	PA 876 579	1997	Motion Picture

LOS TALACHEROS	The Univision Network Limited Partnership	PA 691 639	1994	Motion Picture

LOS TRES CRIMINALES	The Univision Network Limited Partnership	PA 862 891	1997	Motion Picture

LOS TRES GALLOS	The Univision Network Limited Partnership	PA 733 194	1989	Motion Picture

LUNA DE SANGRE	The Univision Network Limited Partnership	PA 828 354	1988	Motion Picture

MAFIA CON CARA DE MUJER	The Univision Network Limited Partnership	PA 594 299	1991	Motion Picture

MATEN AL MEXICANO	The Univision Network Limited Partnership	PA 758 651	1993	Motion Picture

ME LLAMAN MADRINA	The Univision Network Limited Partnership	PA 841 676	1997	Motion Picture

ME LLAMAN VIOLENCIA	The Univision Network Limited Partnership	PA 456 651	1989	Motion Picture

MEMORIAS DE UN MOJADO / SHOW DE QUIQUE CUENCA	The Univision Network Limited Partnership	PA 568 630	1989	Motion Picture

MERCADO SOBRE RUEDAS	The Univision Network Limited Partnership	PA 772 125	1995	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
MESTIZO	The Univision Network Limited Partnership	PA 758 650	1995	Motion Picture

METICHE Y ENCAJOSO	The Univision Network Limited Partnership	PA 441 994	1988	Motion Picture

METICHE Y ENCAJOSO II	The Univision Network Limited Partnership	PA 847 557	1996	Motion Picture

MI NOVIA YA NO ES VIRGINIA / UD DECIDE SI SE EMBARAZA	The Univision Network Limited Partnership	PA 691 637	1993	Motion Picture

MIENTRAS LA CIUDAD DUERME	The Univision Network Limited Partnership	PA 790 394	1996	Motion Picture

MODELOS A LA FRANCESA	The Univision Network Limited Partnership	PA 802 132	1996	Motion Picture

MORIR MATANDO	The Univision Network Limited Partnership	PA 818 451	1996	Motion Picture

MUERTE EN ALTA MAR (AZUL QUE MATA)	The Univision Network Limited Partnership	PA 758 667	1994	Motion Picture

MUERTE EN TIJUANA	The Univision Network Limited Partnership	PA 602 587	1991	Motion Picture

MUJER DE LA CALLE	The Univision Network Limited Partnership	PA 658 894	1992	Motion Picture

NACHAS VEMOS, VECINAS NO SABEMOS / VIOLACION EN	The Univision Network Limited Partnership	PA 602 586	1993	Motion Picture

NADIE ESTA POR ENCIMA DE LA LEY	The Univision Network Limited Partnership	PA 802 250	1995	Motion Picture

NARCOVICTIMAS	The Univision Network Limited Partnership	PA 602 589	1991	Motion Picture

NEGOCIOS PELIGROSOS	The Univision Network Limited Partnership	PA 888 992	1998	Motion Picture

NI PARIENTES SOMOS	The Univision Network Limited Partnership	PA 502 220	1990	Motion Picture

NOMELA DES LLORANDO	The Univision Network Limited Partnership	PA 807 848	1987	Motion Picture

NOCHE DE PANICO	The Univision Network Limited Partnership	PA 529 174	1990	Motion Picture

NOCHE DE RECAMARERAS	The Univision Network Limited Partnership	PA 605 591	1992	Motion Picture

NOSOTRAS LAS RATERAS	The Univision Network Limited Partnership	PA 605 580	1992	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
ODIO EN LA SANGRE	The Univision Network Limited Partnership	PA 826 237	1990	Motion Picture

ODIO, AMOR Y MUERTE	The Univision Network Limited Partnership	PA 605 585	1992	Motion Picture

OPERACION TIJUANA	The Univision Network Limited Partnership	PA 523 470	1991	Motion Picture

OPERATIVO CAMALEON	The Univision Network Limited Partnership	PA 865 677	1997	Motion Picture

ORGIA SANGRIENTA	The Univision Network Limited Partnership	PA 602 600	1991	Motion Picture

PACTO DE HOMBRES	The Univision Network Limited Partnership	PA 554 023	1990	Motion Picture

PAL MASAJE NO SOY TAN GUAJE	The Univision Network Limited Partnership	PA 802 309	1994	Motion Picture

PANICO / NOCHE SANGRIENTA	The Univision Network Limited Partnership	PA 523 465	1991	Motion Picture

PEDRO CALIENTE	The Univision Network Limited Partnership	PA 771 973	1995	Motion Picture

PERSECUCION MORTAL	The Univision Network Limited Partnership	PA 605 579	1992	Motion Picture

PICOSO PERO SABROSO	The Univision Network Limited Partnership	PA 790 478	1990	Motion Picture

PISTOLERO Y ENAMORADO	The Univision Network Limited Partnership	PA 841 675	1997	Motion Picture

PLACER Y MUERTE	The Univision Network Limited Partnership	PA 804 057	1996	Motion Picture

POLITICO POR ERROR	The Univision Network Limited Partnership	PA 607 259	1991	Motion Picture

POLVODE LUZ	The Univision Network Limited Partnership	PA 764 207	1988	Motion Picture

PRISIONERAS DEL DESEO	The Univision Network Limited Partnership	PA 771 929	1995	Motion Picture

PRISIONEROS DE LA AMBICION	The Univision Network Limited Partnership	PA 771 974	1995	Motion Picture

PUERTO PELIGRO	The Univision Network Limited Partnership	PA817 627	1996	Motion Picture

RAMONA PINEDA (EL FISCAL DE HIERRO III)	The Univision Network Limited Partnership	PA 594 295	1991	Motion Picture

RANCHERO, LOCO Y TORERO	The Univision Network Limited Partnership	PA 848 791	1997	Motion Picture

RANGER 2—EL NARCO TUNEL	The Univision Network Limited Partnership	PA 850 699	1997	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
RANGER 3	The Univision Network Limited Partnership	PA 802 363	1995	Motion Picture

RANGER MUERTE EN TEXAS/FRONTERA PEL.	The Univision Network Limited Partnership	PA 605 551	1992	Motion Picture

RAPTO (TRAFICO VITAL)	The Univision Network Limited Partnership	PA 859 133	1996	Motion Picture

RAPTO SALVAJE/CRIMEN SIN LIMITE	The Univision Network Limited Partnership	PA 790 474	1992	Motion Picture

RAPTO SEXUAL 1997	The Univision Network Limited Partnership	PA 816 183	1997	Motion Picture

RENCILLA MORTAL	The Univision Network Limited Partnership	PA 870 069	1993	Motion Picture

RESCASTE INFERNAL	The Univision Network Limited Partnership	PA 758 659	1994	Motion Picture

RETO A LA MUERTE	The Univision Network Limited Partnership	PA 772 121	1994	Motion Picture

REVANCHA IMPLACABLE/MISION VENGANZA	The Univision Network Limited Partnership	PA 605 582	1992	Motion Picture

ROJO TOTAL	The Univision Network Limited Partnership	PA 802 227	1996	Motion Picture

RULETA MORTAL	The Univision Network Limited Partnership	PA 456 648	1989	Motion Picture

SALARIO DE LA MUERTE	The Univision Network Limited Partnership	PA 758 658	1994	Motion Picture

SE LE MURIO EN LA CAMA	The Univision Network Limited Partnership	PA 807 719	1996	Motion Picture

SECTA SATANICA O EL ENVIADO DEL SEÑOR	The Univision Network Limited Partnership	PA 529 175	1990	Motion Picture

SECUESTRADORES	The Univision Network Limited Partnership	PA 865 678	1997	Motion Picture

SECUESTRO	The Univision Network Limited Partnership	PA 797 224	1995	Motion Picture

SECUESTRO DE MUERTE (LA SANGRE ALRO)	The Univision Network Limited Partnership	PA 851 511	1996	Motion Picture

SEDUCCION JUDICIAL	The Univision Network Limited Partnership	PA 733 192	1994	Motion Picture

SENDERO EQUIVOCADO	The Univision Network Limited Partnership	PA 594 291	1992	Motion Picture

SIDA YA DIO	The Univision Network Limited Partnership	PA 691 640	1994	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TVPE OF WORK
SIN ESCRUPULOS	The Univision Network Limited Partnership	PA 870 078	1997	Motion Picture

SIN HONOR Y SIN LEY	The Univision Network Limited Partnership	PA 888 993	1998	Motion Picture

SIN LIMITE	The Univision Network Limited Partnership	PA 771 978	1994	Motion Picture

SINALOA, TIERRA DE HOMBRES	The Univision Network Limited Partnership	PA 817 624	1996	Motion Picture

SOBRE DOSIS DE VIOLENCIA	The Univision Network Limited Partnership	PA 771 924	1995	Motion Picture

SOLO PARA AUDACES	The Univision Network Limited Partnership	PA 758 645	1992	Motion Picture

SU HERENCIA ERA MATAR	The Univision Network Limited Partnership	PA 605 586	1992	Motion Picture

SUEGRAS, SUEGRAS, SUEGRAS	The Univision Network Limited Partnership	PA 802 212	1996	Motion Picture

TAN MALO EL GIRO COMO EL COLORADO	The Univision Network Limited Partnership	PA 865 679	1997	Motion Picture

TAQUITO DE OJO	The Univision Network Limited Partnership	PA 430 053	1988	Motion Picture

TAROT SANGRIENTO	The Univision Network Limited Partnership	PA 542 818	1990	Motion Picture

TERREMOTO EN MEXICO	The Univision Network Limited Partnership	PA 442 126	1987	Motion Picture

TERRORISTA	The Univision Network Limited Partnership	PA 821 470	1996	Motion Picture

TESORO MALDITO (AJUSTE DE CUENTAS)	The Univision Network Limited Partnership	PA 758 647	1994	Motion Picture

TESTIGO SILENCIOSO	The Univision Network Limited Partnership	PA 658 629	1990	Motion Picture

TIEMPO DE LOBOS	The Univision Network Limited Partnership	PA 828 355	1988	Motion Picture

TRAFICANTES DE MICHOACAN	The Univision Network Limited Partnership	PA 771 698	1995	Motion Picture

TRAGEDIA EN WACO TEXAS	The Univision Network Limited Partnership	PA 790 477	1993	Motion Picture

TRAICION EN EL AIRE (VUELO AL SOL)	The Univision Network Limited Partnership	PA 658 834	1993	Motion Picture

TRES VECES MOJADOS	The Univision Network Limited Partnership	PA 456 673	1989	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
TRIANGULO POLlCIACO	The Univision Network Limited Partnership	PA 797 225	1996	Motion Picture

UN HOMBRE DESPIADADO (MAS ALLA DE LA MUERTE)	The Univision Network Limited Partnership	PA 602 612	1991	Motion Picture

UN TAMARINDO EN LA METROPOLIS	The Univision Network Limited Partnership	PA 772 119	1995	Motion Picture

UNA PURA Y DOS CON SAL	The Univision Network Limited Partnership	PA 749 980	1981	Motion Picture

UNA TUMBA, DOS PISTOLAS Y UN AMOR	The Univision Network Limited Partnership	PA 848 796	1997	Motion Picture

UZI-COMANDO SUICIDA	The Univision Network Limited Partnership	PA 758 661	1995	Motion Picture

VACACIONES SANGRIENTAS	The Univision Network Limited Partnership	PA 602 612	1991	Motion Picture

VENGANZA CRIMINAL	The Univision Network Limited Partnership	PA 865 681	1997	Motion Picture

VENGANZA DlABOLlCA	The Univision Network Limited Partnership	PA 542 801	1990	Motion Picture

VERDUGO DE TRAIDORES	The Univision Network Limited Partnership	PA 568 643	1986	Motion Picture

VIOLENCIA URBANA	The Univision Network Limited Partnership	PA 804 061	1996	Motion Picture

VIVIR O MORIR	The Univision Network Limited Partnership	PA 542 809	1990	Motion Picture

VOLVER A NACER	The Univision Network Limited Partnership	PA 876 582	1997	Motion Picture

VOLVER AL INFIERNO	The Univision Network Limited Partnership	PA 888 995	1998	Motion Picture

AL PIE DE LA VENGANZA	The Univision Network Limited Partnership	PA 895 513	1998	Motion Picture

CAZADOR DE CAZADORES	The Univision Network Limited Partnership	PA 975 093	1998	Motion Picture

POR PARTIDA DOBLE	The Univision Network Limited Partnership	PA 975 094	1998	Motion Picture

LA VENGANZA DEL ROJO	The Univision Network Limited Partnership	PA 1-394-315	1983	Motion Picture

EL CARRO DE LA MUERTE	The Univision Network Limited Partnership	PA 1-394-314	1985	Motion Picture

LA TUMBA DEL MOJADO	The Univision Network Limited Partnership	PA 1-394-313	1989	Motion Picture

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]

TITLE	COPYRIGHT CLAIMANT	REG. NO.	CREATED	TYPE OF WORK
TIERRA DE CAPORALES (CAMINOS PELlGROSOS)	The Univision Network Limited Partnership	PA 975 095	1998	Motion Picture

METICHE Y ENCAJOSO 2 (LAS TRAVESURAS DEL SUPERCHlDO)	The Univision Network Limited Partnership	PA 847 557	1990	Motion Picture

EL PADRE DE LA DEA	The Univision Network Limited Partnership	PA 975 097	1998	Motion Picture

EL VAQUERO Y LA DUEÑA	The Univision Network Limited Partnership	PA 895 514	1998	Motion Picture

TREINTA SEGUNDOS PARA MORIR (30 SEGUNDOS PARA MORIR)	The Univision Network Limited Partnership	PA 996 206	1979	Motion Picture

DOS VALlENTES	The Univision Network Limited Partnership	PA 898 073	1998	Motion Picture

U.S. Copyright Applications

NONE.

U.S. Copyright Licenses

TITLE	LICENSOR/LICENSEE	DOC. NO.	RECORDED	TYPE OF LICENSE
Plaza Sesamo IV	Children’s Television Workshop, as licensor, to Univision Network, LP, as licensee	V3116 / P3117	06-05-1995	Short Form License

2002 FIFA World Cup & 30 other titles	Kirchmedia WM, AG, as licensor, to Univision Communications, Inc.	V3486 / D002	06-28-2002	Short Form License Agreement

Como ama una mujer / by Jennifer Lopez	Nuyorican Productions, Inc., 1st Party and The Univision Network Limited Partnership, 2nd Party	V3556 / D042	09-19-2007	Memorandum of exclusive rights. Exhibit B recorded at request of sender.

[ATTACHMENT A TO FIRST LIEN COPYRIGHT AGREEMENT]